UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 6, 2018

VIASAT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-21767	33-0174996
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

6155 El Camino Real

Carlsbad, California 92009

(Address of Principal Executive Offices, Including Zip Code)

(760) 476-2200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Viasat, Inc. (“Viasat”) held on September 6, 2018 (the “Annual Meeting”), Viasat’s stockholders approved the amendment and restatement of the 1996 Equity Participation Plan of Viasat, Inc. (as amended and restated, the “Restated Equity Plan”). The Restated Equity Plan was previously approved by the Board of Directors of Viasat, Inc. (the “Board”), and implemented the following changes: (1) an increase in the number of shares of common stock available for issuance under the plan by 2,800,000 shares to a total of 31,850,000 shares; (2) an extension of the period during which incentive stock options may be granted from 2027 to 2028; (3) removal of certain provisions which were required for awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code, prior to its repeal by the Tax Cuts and Jobs Act of 2017; and (4) an increase in award limits for grants to any one individual per fiscal year. The Restated Equity Plan became effective upon stockholder approval at the Annual Meeting.

The preceding description of the Restated Equity Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Equity Plan, which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Viasat’s stockholders voted on the following four proposals and cast their votes as follows:

Proposal 1: To elect Frank J. Biondi, Jr., Robert Johnson and John Stenbit to serve as Class I Directors.

Nominee	For	Withheld	Broker Non-Votes
Frank J. Biondi, Jr.	49,216,345	1,388,643	4,973,488
Robert Johnson	46,675,447	3,929,541	4,973,488
John Stenbit	48,344,788	2,260,200	4,973,488

Proposal 2: To ratify the appointment of PricewaterhouseCoopers LLP as Viasat’s independent registered public accounting firm for the fiscal year ending March 31, 2019.

For	Against	Abstentions	Broker Non-Votes
55,130,717	424,036	23,723	0

Proposal 3: To conduct an advisory vote on executive compensation.

For	Against	Abstentions	Broker Non-Votes
37,468,811	13,045,566	90,611	4,973,488

Proposal 4: To approve an amendment and restatement of the 1996 Equity Participation Plan.

For	Against	Abstentions	Broker Non-Votes
43,604,693	6,943,250	57,045	4,973,488

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1	1996 Equity Participation Plan of Viasat, Inc. (As Amended and Restated Effective September 6, 2018)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2018	Viasat, Inc.

	By:	/s/ Brett Church
Brett Church
Associate General Counsel